Filed Pursuant to Rule 497(e)

Registration No. 033-41913

GABELLI EQUITY SERIES FUNDS, INC.

The Gabelli Equity Income Fund

The Gabelli Small Cap Growth Fund

Supplement dated March 31, 2026

to

Statutory Prospectus and Statement of Additional Information, each dated January 28, 2026

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 28, 2026, of each of The Gabelli Equity Income Fund (the “Equity Income Fund”) and The Gabelli Small Cap Growth Fund (the “Small Cap Growth Fund”, and collectively, the “Funds”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management – The Portfolio Manager” for Small Cap Growth Fund beginning on page 7:

The Portfolio Managers. Mario J. Gabelli, CFA, Christopher J. Marangi, and Kevin V. Dreyer are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on October 22, 1991, and Messrs. Marangi and Dreyer have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy, and includes G. Anthony Bancroft, Sarah Donnelly, Joseph Gabelli, Brian C. Sponheimer, and Hendi Susanto.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management – The Portfolio Manager” for Equity Income Fund beginning on page 16:

The Portfolio Managers. Mario J. Gabelli, CFA, Christopher J. Marangi, and Kevin V. Dreyer are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since its inception on January 2, 1992, and Messrs. Marangi and Dreyer have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy, and includes G. Anthony Bancroft, Justin Bergner, Robert D. Leininger, Brian C. Sponheimer, and Macrae Sykes.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

The following paragraphs are added to the disclosure in the Prospectus sub-section entitled “Management of the Funds – The Portfolio Managers” beginning on page 46:

Mr. Christopher J. Marangi is primarily responsible for the day to day management of Small Cap Growth Fund and Equity Income Fund. Mr. Marangi is President of GAMI and Co-Chief Investment Officer — Value Portfolios of the Adviser. He joined the firm in 2003 as a research analyst covering the media and entertainment and business services sectors. Previously, he evaluated and executed private equity investments at Wellspring Capital Management. Prior to that, he was an investment banker with J.P. Morgan & Co. Mr. Marangi is a graduate magna cum laude of Williams College and holds an M.B.A. from Columbia University Graduate School of Business.

Mr. Kevin V. Dreyer is primarily responsible for the day to day management of Small Cap Growth Fund and Equity Income Fund. Mr. Dreyer is Co-Chief Investment Officer — Value Portfolios of the Adviser. He joined the firm in 2005 as a research analyst covering companies within the consumer sector, after receiving an M.B.A. from the Columbia Business School. Previously he worked as an analyst at Bank of America Securities. Mr. Dreyer also holds a B.S.E. degree from the University of Pennsylvania.

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed”:

Excludes Small Cap Growth Fund

Name of Portfolio Manager	Type of accounts	Total Number of Accounts Manage	Total assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Christopher J. Marangi	Registered Investment Companies	9	$7.5 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	240	$587.8 million	0	$0

Kevin V. Dreyer	Registered Investment Companies	6	$7.3 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	235	$574.8 million	0	$0

Excludes Equity Income Fund

Name of Portfolio Manager	Type of accounts	Total Number of Accounts Managed	Total assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Christopher J. Marangi	Registered Investment Companies	9	$7.5 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	240	$587.8 million	0	$0

Kevin V. Dreyer	Registered Investment Companies	6	$7.3 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	235	$574.8 million	0	$0

The following information replaces the paragraphs in the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Compensation Structure for Ian Lapey and Daniel M. Miller”:

Compensation Structure for Portfolio Managers of the Adviser other than Mario J. Gabelli

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Ownership of Shares in the Fund”:

Name	Fund	Dollar Range of Equity Securities Held in the Fund*
Christopher J. Marangi	Small Cap Growth Fund	A
	Equity Income Fund	A

Kevin V. Dreyer	Small Cap Growth Fund	A
	Equity Income Fund	A

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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